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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 7, 2000
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                                 FTM Media, Inc.
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                  (Exact name of registrant as specified in its charter)

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
        Delaware                      33-80321               84-1295270
(State or other jurisdiction  (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification No.)
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6991 East Camelback Road, Suite D-103, Scottsdale, Arizona      85251
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (480) 425-0099
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                     FTM Media, Inc. a Colorado Corporation


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         (Former name or former address, if changed since last report.)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      At an October 15, 1999 Special Meeting of Stockholders of FTM Media, Inc., a Colorado corporation ("FTM Colorado"), FTM Colorado's stockholders voted to approve the reincorporation of FTM Colorado from Colorado to Delaware by the adoption of a Plan and Agreement of Merger pursuant to which FTM Colorado was to be merged with and into FTM Media, Inc., a Delaware corporation ("FTM Delaware") (the "Reincorporation Merger"). The Reincorporation Merger was closed on January 7, 2000.

      FTM Delaware was a wholly owned subsidiary of FTM Colorado formed specifically for the purpose of the reincorporation and which was the surviving corporation in the Reincorporation Merger. In this Reincorporation Merger, (i) each holder of FTM Colorado's common stock received one share of FTM Delaware common stock for each share of FTM Colorado's common stock that they owned, and
(ii) each holder of FTM Colorado's Series B Convertible Preferred Stock received one share of FTM Delaware Series B Convertible Preferred Stock for each share of FTM Colorado's Series B Convertible Preferred Stock that they owned.

      In addition to the Reincorporation Merger discussed above, FTM Colorado, as the majority shareholder of Interactive Radio Group, Inc., a Delaware corporation ("INRG"), authorized its approval of the merger of INRG with and into FTM Delaware (the "INRG Merger"). In this INRG Merger, (i) each holder of INRG common stock received 1.25 shares of FTM Delaware common stock for each share of INRG common stock that they owned, and (ii) each holder of INRG Series A Preferred Stock was converted into Series A preferred stock of FTM Delaware with substantially similar terms. FTM Colorado owned approximately 72% of the outstanding shares of INRG's common stock before the INRG Merger. The INRG Merger resulted in the elimination of the minority interest in INRG.

      The INRG Merger was consummated on January 7, 2000, after the consummation of the Reincorporation Merger.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   List of Exhibits:

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   EXHIBIT NO.    TITLE
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
        2.1       Agreement and Plan of Merger dated as of September 24, 1999 by and between FTM Media, Inc., a Delaware corporation, and Interactive Radio Group, Inc., a Delaware corporation.

        2.2 Agreement and Plan of Merger dated as of September 24, 1999 by and between FTM Media, Inc., a Delaware corporation, and FTM Media, Inc., a Colorado corporation.
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                                      -2-

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FTM MEDIA, INC.

Date:  January 24, 2000                 By:  /s/ Scott Manson
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                                             Scott Manson
                                             Chief Financial Officer and General
                                             Counsel



                                INDEX TO EXHIBITS

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EXHIBIT NO.       TITLE
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
        2.1 Agreement and Plan of Merger dated as of September 24, 1999 by and between FTM Media, Inc., a Delaware corporation, and Interactive Radio Group, Inc., a Delaware corporation.

        2.2 Agreement and Plan of Merger dated as of September 24, 1999 by and between FTM Media, Inc., a Delaware corporation, and FTM Media, Inc., a Colorado corporation.

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